UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-4748

                       DREYFUS PREMIER FIXED INCOME FUNDS

               (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166
               (Address of principal executive offices) (Zip code)

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000


Date of fiscal year end:  10/31


Date of reporting period: 10/31/03


                                  FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.

      Dreyfus Premier
      Core Bond Fund

      ANNUAL REPORT October 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            19   Statement of Financial Futures

                            20   Statement of Assets and Liabilities

                            21   Statement of Operations

                            22   Statement of Changes in Net Assets

                            24   Financial Highlights

                            28   Notes to Financial Statements

                            40   Report of Independent Auditors

                            41   Important Tax Information

                            42   Board Members Information

                            44   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                                 Core Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Core Bond Fund covers the 12-month period from November 1, 2002, through October 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and director of the Dreyfus Taxable Fixed Income Team that manages the fund.

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. After several years of falling interest rates, bonds recently have become more volatile. As might be expected in a strengthening economy, fixed-income securities that are more sensitive to credit quality have generally outperformed those that tend to respond more to changes in interest rates.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

November 17, 2003




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Senior Portfolio Manager

Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier Core Bond Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2003, the fund's Class A shares achieved a 10.12% total return and distributed aggregate income dividends of $0.5792 per share, Class B shares achieved a 9.72% total return and distributed aggregate income dividends of $0.5175 per share, Class C shares achieved a 9.47% total return and distributed aggregate income dividends of $0.4799 per share and Class R shares achieved a 10.58% total return and distributed aggregate income dividends of $0.6410 per share.(1) On April 1, 2003, the Lehman Brothers Aggregate Bond Index (the "Lehman Index") became the fund's benchmark index. The Lehman Index achieved a 4.90% total return.(2) The Merrill Lynch U.S. Domestic Master Index (the "Merrill Lynch Index"), the fund's benchmark index prior to April 1, 2003, achieved a total return of 4.92% for the same period.(3) The funds comprising the Lipper Intermediate Investment Grade Debt Funds category, in which the fund is reported, achieved a 5.66% average total return for the same period.(4)

The fund produced higher returns than those of the Lehman Index, the Merrill Lynch Index and its Lipper category average, primarily because of the market's apparent perception that there was a looming economic recovery, or that the economy was at least well past the trough of weakness. The following themes, in general, helped deliver the higher returns: a strong rally among corporate bonds, which rebounded from relatively low price levels as investors became more comfortable assuming credit-related risks; inflation-protected securities, which also benefited from the same view; and, to a lesser degree, the fund's exposure to payable mortgages and duration extension risk during the month of July, which was kept to a smaller amount than normally held.

What is the fund's investment approach?

The fund seeks to maximize total return through capital appreciation and current income. At least 80% of the fund must be invested in bonds, which include U.S. Treasury securities, U.S. government agency securities, corporate bonds, mortgage- and asset-backed securities, convertible securities and preferred stocks. The fund may invest up to 35% of its assets in bonds of below investment-grade credit quality, also known as high-yield securities. The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

However,  the  fund  seeks  to  maintain  an overall portfolio credit quality of
investment-grade    (BBB)   .

Our investment approach emphasizes:

*FUNDAMENTAL ECONOMIC ANALYSIS. Our review of U.S. economic conditions helps us establish the portfolio's average duration, which is a measure of sensitivity to interest-rate changes. If interest rates appear to be rising, we will generally reduce the fund' s average duration to keep cash available for the purchase of higher-yielding securities as they become available. If interest rates appear to be declining, we may increase the fund's average duration to
lock    in    prevailing    yields.

*SECTOR ALLOCATION. We allocate assets among the various sectors of the fixed-income marketplace according to their relative attractiveness under
prevailing    and    expected    economic    conditions.

* SECURITY SELECTION. We choose individual securities according to factors that include their yields, prices, liquidity and the financial health of the issuer.

What other factors influenced the fund's performance?

By the start of the reporting period, rising geopolitical tensions, corporate scandals and a declining stock market had taken their toll on the U.S. economy. Investors generally had become risk-averse, shunning more credit-sensitive securities, such as stocks and corporate bonds, in favor of those that respond more to interest rates, such as U.S. government securities. Indeed, U.S. Treasuries had rallied strongly as the Federal Reserve Board (the "Fed") continued to reduce short-term interest rates, including a 50 basis-point rate-cut in early November 2002. While declining interest rates early in the reporting period generally benefited U.S. government securities, corporate credits generally languished as their prices fell and their yields rose toward historically high levels in comparison to U.S. Treasuries with comparable maturities.

However, despite uncertainties leading up to the war in Iraq during the first quarter of 2003, corporate bond prices began to rebound as investors apparently recognized their value and looked forward to a possible economic recovery. After the allied coalition entered Iraq in late March, many investors began to anticipate better business conditions for U.S. companies, and corporate bonds continued to rally through the summer of 2003.

In this environment, lower-rated corporate bonds generally produced higher returns than bonds with the highest credit ratings. This trend benefited the fund, which focused on bonds in the lower range of the investment-grade category. In addition, our security selection strategy helped support the fund's return. During the reporting period, we tended to emphasize bonds from issuers in the insurance, health care and cable tele vision industries, while we maintained lighter than average positions in bonds from banks. Relatively small positions in high-yield bonds, convertible bonds, preferred stocks and, at times, Inflation Protected Securities (IPS) also contributed positively to the fund's performance.

In addition, the fund benefited from its lighter than average exposure to U.S. government agency securities, which were hurt when accounting irregularities
were   uncovered  at  Freddie  Mac,  a  government-sponsored  mortgage  agency.

After the Fed reduced interest rates in late June to 1%, a 45-year low, signs of stronger economic growth roiled the bond market, causing one of the most severe six-week declines in the market's history. The fund successfully avoided the full brunt of the summer decline by maintaining a relatively short average duration and continuing to emphasize securities that tend to be less sensitive to changing interest rates. Although the market remained volatile, bond prices generally recovered in September and October as investors realized that the
economic   recovery   would   be   more   moderate   than   they   had  feared.

What is the fund's current strategy?

After their strong rally, corporate bonds ended the reporting period at price levels we considered fully valued. Accordingly, we have tended to focus more on issuers that, in our judgment, enjoy strong cash flows and have shown a willingness to reduce their debt. In addition, because of the risk that stronger economic growth may lead to higher interest rates, we have reduced the fund's average duration -- a measure of sensitivity to changing interest rates -- to a range we consider shorter than average. We believe that these strategies should enable the fund to weather potential volatility as the bond market adjusts to a more robust economic environment.

November 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH U.S. DOMESTIC MASTER INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. TREASURY AND AGENCY, AND MORTGAGE AND INVESTMENT-GRADE CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR.

(4) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Core Bond Fund Class A shares with the Lehman Brothers Aggregate Bond Index and the Merrill Lynch Domestic Master Index

EXHIBIT A:

              Dreyfus
              Premier
                Core       Lehman      Merrill
               Bond       Brothers      Lynch
               Fund       Aggregate   Domestic
   PERIOD    (Class A       Bond       Master
              shares)      Index *     Index *

  10/31/93     9,552       10,000      10,000
  10/31/94     8,841       9,633        9,638
  10/31/95    10,395       11,141      11,161
  10/31/96    11,150       11,792      11,799
  10/31/97    12,482       12,841      12,860
  10/31/98    12,949       14,040      14,083
  10/31/99    13,775       14,114      14,131
  10/31/00    14,691       15,145      15,167
  10/31/01    16,222       17,350      17,379
  10/31/02    16,393       18,372      18,419
  10/31/03    18,052       19,271      19,325

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER CORE BOND FUND ON 10/31/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX (THE "LEHMAN INDEX"), AND THE MERRILL LYNCH DOMESTIC MASTER INDEX (THE "MERRILL LYNCH INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C AND CLASS R SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN FIXED-INCOME SECURITIES OF DOMESTIC AND FOREIGN ISSUERS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE LEHMAN INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS. THE MERRILL LYNCH INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. GOVERNMENT, MORTGAGE AND BBB OR HIGHER RATED CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR; U.S. TREASURY SECURITIES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION AND CORPORATE AND GENERIC MORTGAGE-BACKED SECURITIES $100 MILLION PER COUPON. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns as of 10/31/03

                                                              Inception                                                       From
                                                                Date            1 Year         5 Years        10 Years     Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                                 5.16%          5.89%           6.08%

WITHOUT SALES CHARGE                                                            10.12%          6.87%           6.57%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                        3/1/00            5.72%            --              --          6.12%

WITHOUT REDEMPTION                                             3/1/00            9.72%            --              --          6.81%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                     3/1/00            8.47%            --              --          6.45%

WITHOUT REDEMPTION                                             3/1/00            9.47%            --              --          6.45%

CLASS R SHARES                                                 3/1/00           10.58%            --              --          7.61%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund



STATEMENT OF INVESTMENTS

October 31, 2003

                                                                                                  Principal
BONDS AND NOTES--86.9%                                                                            Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--.7%

Boeing Capital,

   Sr. Notes, 4.75%, 2008                                                                     3,604,000  (b)           3,714,326

General Dynamics,

   Sr. Notes, 4.5%, 2010                                                                      4,929,000                5,004,019

                                                                                                                       8,718,345

AGRICULTURE--.4%

Bunge Finance,

   Notes, 5.875%, 2013                                                                        4,165,000                4,200,711

AIRLINES--.6%

America West Airlines Pass-Through Trust,

   Pass-Through Ctfs., Ser. 1997-1, Cl. C, 7.53%, 2004                                           15,423                   13,119

American Airlines,

   Pass-Through Ctfs., Ser. 1999-1, 7.024%, 2009                                              1,993,000                1,986,724

Continental Airlines,

   Pass-Through Ctfs., Ser. 1998-1, Cl. A, 6.648%, 2017                                       2,383,804                2,331,567

Delta Air Lines,

   Pass Through Ctfs., Ser. 2001-1, 7.111%, 2011                                              1,988,000                2,026,689

USAir,

   Enhanced Equipment Notes, Ser. C, 8.93%, 2009                                              1,435,843  (c)             287,169

                                                                                                                       6,645,268

ASSET-BACKED CTFS./CREDIT CARDS--1.0%

MBNA Master Credit Card Note Trust,

   Ser. 2002-C1, Cl. 1, 6.8%, 2014                                                           11,322,000               12,189,699

ASSET-BACKED CTFS./EQUIPMENT--.1%

Pegasus Aviation Lease Securitization,

   Ser. 2001-1, Cl. A1, 1.745%, 2015                                                          1,688,343  (d,e)           998,525

ASSET-BACKED CTFS./HOME EQUITY LOANS--1.1%

Conseco Finance Securitizations:

   Ser. 2000-B, Cl. AF5, 8.15%, 2031                                                          1,750,000                1,849,066

   Ser. 2000-E, Cl. A5, 8.02%, 2031                                                           8,439,802                8,801,869

   Ser. 2000-1, Cl. A3, 7.3%, 2031                                                              236,400                  237,201

The Money Store Home Equity Trust,

   Ser. 1998-B, Cl. AF8, 6.11%, 2010                                                          1,315,351                1,349,845

                                                                                                                      12,237,981

AUTO MANUFACTURING--.3%

General Motors,

   Sr. Notes, 7.125%, 2013                                                                    3,406,000                3,550,564

BANKING--1.5%

Deutsche Bank,

   Deposit Notes, 4.85%, 2006                                                                 5,000,000                5,035,937


                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING (CONTINUED)

Dresdner Funding Trust I,

   Bonds, 8.151%, 2031                                                                        3,614,000  (d)           3,992,570

Sovereign Bancorp,

   Sr. Notes, 10.5%, 2006                                                                     6,968,000                8,276,291

                                                                                                                      17,304,798

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--2.8%

CS First Boston Mortgage Securities:

   Ser. 1998-C1, Cl. A1A, 6.26%, 2040                                                         3,966,601                4,158,945

   Ser. 1998-C1, Cl. C, 6.78%, 2040                                                           8,917,000                9,835,054

Chase Commerical Mortgage Securities,

   Ser. 2001-245, Cl. A1, 5.974%, 2016                                                        2,274,723  (d,e)         2,434,272

GS Mortgage Securities II,

   Ser. 2001-LIBA, Cl. C, 6.733%, 2016                                                        9,872,000  (d)          10,896,429

Structured Asset Securities, REMIC

   Ser. 1996-CFL, Cl. H, 7.75%, 2028                                                          4,750,000                5,434,593

                                                                                                                      32,759,293

COMMERCIAL SERVICES--.9%

Cendant:

   Notes, 6.25%, 2010                                                                         3,160,000                3,413,425

   Notes, 7.125%, 2015                                                                        3,611,000                4,088,147

McKesson,

   Notes, 7.75%, 2012                                                                         2,465,000                2,906,038

                                                                                                                      10,407,610

DIVERSIFIED FINANCIAL SERVICES--4.4%

American Express,

   Notes, 4.875%, 2013                                                                        5,428,000                5,413,046

Bayer Hypo-und Vereinsbank,

   Bonds, 8.741%, 2031                                                                        5,474,000  (d)           6,214,824

Capital One Bank,

   Sub. Notes, 6.5%, 2013                                                                     4,194,000  (b)           4,330,624

Capital One Financial,

   Notes, 7.25%, 2003                                                                         3,303,000                3,315,515

Credit-Backed Steers Trust,

   Ser. 2001 Trust Ctfs., Ser. VZ-1, 5.565%, 2005                                             7,250,000  (d,h)         7,757,500

Farmers Exchange Capital,

   Trust Surplus Note Securities, 7.05%, 2028                                                 6,945,000  (d)           6,453,141

Ford Motor Credit,

   Global Landmark Securities, 6.5%, 2007                                                     3,377,000  (b)           3,486,867

General Electric Capital,

   Medium-Term Notes, Ser. A, 6.75%, 2032                                                     3,176,000                3,533,491

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount(a)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (CONTINUED)

International Lease Finance,

   Notes, 4.5%, 2008                                                                          1,628,000                1,672,894

SLM,

   Medium-Term Notes, Ser. A, 5%, 2013                                                        8,439,000                8,358,846

                                                                                                                      50,536,748

EDUCATION--.4%

Florida State Board of Education,

   Bonds, 5%, 2011                                                                            4,585,000                5,074,265

ELECTRIC UTILITIES--2.9%

CenterPoint Energy Houston Electric,

   Conv. Sr. Notes, 3.75%, 2023                                                               8,305,000  (d)           8,948,637

Duke Energy,

   First Mortgage, 5.3%, 2015                                                                 9,278,000                9,306,409

Entergy Arkansas,

   First Mortgage, 5.4%, 2018                                                                 5,000,000  (d)           4,791,725

Public Service Co. of Colorado,

   First Mortgage, 4.875%, 2013                                                               5,963,000                5,922,929

Salt River Project Agricultural
   Improvement & Power, Bonds, 5%, 2012                                                       4,275,000                4,700,876

                                                                                                                      33,670,576

FOOD & BEVERAGES--.3%

Miller Brewing,

   Notes, 4.25%, 2008                                                                         3,375,000  (b,d)         3,411,912

FOREIGN /GOVERNMENTAL--1.6%

Quebec Province,

   Deb., 3.3%, 2013                                                          CAD              2,060,000  (f)           1,627,164

Republic of Argentina:

   Deb., 11.25%, 2004                                                                               400  (c)                 105

   Gtd. Bonds, Ser. L-GP, 6%, 2023                                                           34,335,000  (c)          16,652,475

                                                                                                                      18,279,744

HEALTHCARE--2.4%

Bristol-Myers Squibb,

   Notes, 5.75%, 2011                                                                         3,644,000                3,903,817

HCA:

   Notes, 5.25%, 2008                                                                         4,132,000                4,119,976

   Notes, 6.25%, 2013                                                                         2,899,000  (b)           2,871,567

Health Care,

   Notes, 6%, 2013                                                                            5,000,000                5,035,400


                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTHCARE (CONTINUED)

Health Net,

   Sr. Notes, 8.375%, 2011                                                                    2,350,000                2,783,173

Manor Care,

   Gtd. Notes, 6.25%, 2013                                                                    4,317,000                4,451,906

Medco Health Solutions,

   Sr. Notes, 7.25%, 2013                                                                     4,725,000  (b)           5,035,867

                                                                                                                      28,201,706

MANUFACTURING--1.6%

General Electric,

   Notes, 5%, 2013                                                                            6,472,000                6,524,966

Tyco International:

   Conv. Notes, 3.125%, 2023                                                                  5,567,000  (b)           6,360,298

   Gtd. Notes, 5.8%, 2006                                                                     5,413,000                5,683,650

                                                                                                                      18,568,914

MEDIA--3.3%

British Sky Broadcasting:

   Gtd. Notes, 6.875%, 2009                                                                   5,052,000                5,578,944

   Sr. Notes, 8.2%, 2009                                                                      3,810,000                4,445,051

Clear Channel Communications,

   Notes, 4.25%, 2009                                                                         5,875,000                5,844,626

Comcast,

   Sr. Notes, 6.5%, 2015                                                                      5,497,000                5,903,322

Cox Communications,

   Notes, 6.75%, 2011                                                                         3,273,000                3,654,953

Echostar DBS,

   Sr. Notes, 6.375%, 2011                                                                    1,135,000  (b,d)         1,135,000

InterActive,

   Notes, 7%, 2013                                                                            4,888,000                5,409,202

Liberty Media,

   Notes, 5.7%, 2013                                                                          2,500,000  (b)           2,449,480

Viacom,

   Notes, 5.5%, 2033                                                                          4,185,000  (b)           3,829,777

                                                                                                                      38,250,355

MINING & METALS--1.4%

Alcoa,

   Notes, 6%, 2012                                                                            5,611,000  (b)           6,103,887

Noranda,

   Deb., 7%, 2005                                                                             3,445,000                3,655,324

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MINING & METALS (CONTINUED)

Placer Dome,

   Deb., Ser. B, 8.5%, 2045                                                                   5,700,000                6,577,766

                                                                                                                      16,336,977

MUNICIPALS--1.7%

Commonwealth of Pennsylvania,

   Bonds, 5%, 2010                                                                            2,565,000                2,872,056

Golden State Tobacco Securitization,

   Bonds, 5.5%, 2018                                                                          4,082,000                4,236,994

State of Arkansas,

   Bonds, 5%, 2014                                                                            4,400,000                4,792,656

State of Connecticut,

   Bonds, 5%, 2010                                                                            2,850,000                3,191,629

State of Maryland,

   Bonds, 5%, 2011                                                                            3,900,000                4,352,166

                                                                                                                      19,445,501

OIL & GAS--.2%

Petro-Canada,

   Notes, 4%, 2013                                                                            2,082,000                1,912,760

PROPERTY-CASUALTY INSURANCE--1.1%

Ace Capital Trust II,

   Gtd. Capital Securities, 9.7%, 2030                                                        2,336,000                3,050,438

Fund American Cos.,

   Notes, 5.875%, 2013                                                                        3,018,000                3,019,778

Liberty Mutual Insurance,

   Notes, 7.875%, 2026                                                                        2,655,000  (d)           2,543,360

Markel,

   Notes, 6.8%, 2013                                                                          2,491,000                2,641,638

Metlife,

   Sr. Notes, 5.375%, 2012                                                                    1,985,000                2,042,672

                                                                                                                      13,297,886

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--1.8%

Bank of America Mortgage Securities I:

   Ser. 1999-6, Cl. B4, 6.25%, 2014                                                             473,444  (d)             495,558

   Ser. 1999-10, Cl. B4, 6.5%, 2014                                                             241,254  (d)             253,723

   Ser. 1999-10, Cl. B5, 6.5%, 2014                                                             121,028  (d)             127,282

Bank of America Mortgage Securities II:

   Ser. 2001-9, Cl. B5, 6.5%, 2016                                                              113,839  (d)             115,987

   Ser. 2001-9, Cl. B6, 6.5%, 2016                                                              114,097  (d)              59,615


                                                                                                  Principal
BONDS AND NOTES (CONTINUED)                                                                       Amount(a)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Chase Mortgage Finance, Trust:

   Ser. 1998-S5, Cl. B5, 6.5%, 2013                                                             184,223  (d)             120,058

   Ser. 1999-S3, Cl. B4, 6.25%, 2014                                                            132,936  (d)             131,589

   Ser. 1999-S6, Cl. B3, 6.25%, 2014                                                            527,655  (d)             554,058

   Ser. 1999-S6, Cl. B4, 6.25%, 2014                                                            263,827  (d)             270,318

   Ser. 1999-S7, Cl. B3, 6.25%, 2014                                                            295,393  (d)             308,972

   Ser. 1999-S13, Cl. B2, 6.5%, 2014                                                            482,773                  510,294

   Ser. 2002-S8, Cl. B3, 5.44%, 2029                                                            283,397  (d)             240,090

Countrywide Home Loans:

   Ser. 2000-10, Cl. B3, 7.565%, 2031                                                         1,289,321  (d)           1,343,692

   Ser. 2000-10, Cl. B4, 7.566%, 2031                                                           859,547  (d)             842,771

Countrywide Mortgage-Backed Securities,

   Ser. 2002-J4, Cl. B3, 5.83%, 2032                                                            372,022                  351,792

GE Capital Mortgage Service I:

   Ser. 1994-22, Cl. B2, 6%, 2009                                                                39,937                   41,187

   Ser. 1999-21, Cl. B3, 6.75%, 2014                                                            569,939  (d)             587,494

   Ser. 1999-21, Cl. B4, 6.75%, 2014                                                            213,214  (d)             210,952

MASTR Asset Securitization Trust,

   Ser. 2003-1, Cl. 15B6, 5.25%, 2018                                                           396,780  (d)             139,190

MORSERV:

   Ser. 1996-1, Cl. B2, 7%, 2011                                                                293,684                  307,337

   Ser. 1996-1, Cl. B3, 7%, 2011                                                                146,842  (d)             153,670

Norwest Asset Securities:

   Ser. 1998-13, Cl. B4, 6.25%, 2028                                                            583,044  (d)             607,414

   Ser. 1998-18, Cl. B4, 6.25%, 2028                                                            730,882  (d)             760,983

   Ser. 1999-19, Cl. B4, 6.25%, 2014                                                            397,868  (d)             416,323

   Ser. 1999-22, Cl. B5, 6.5%, 2014                                                             241,700  (d)             239,178

   Ser. 1999-24, Cl. B4, 7%, 2029                                                             1,148,687  (d)           1,199,500

Ocwen Residential MBS,

   Ser. 1998-R1, Cl. B1, 7%, 2040                                                             2,714,132  (d)           2,941,586

Prudential Home Mortgage Securities, REMIC,

   Ser. 1994-A, Cl. 5B, 6.413%, 2024                                                            187,998  (d)             193,183

Residential Accredit Loans,

   Ser. 1997-QS6, Cl. B1, 7.5%, 2012                                                            207,636                  218,309

Residential Funding Mortgage Securities I, REMIC:

   Ser. 1994-S5, Cl. B1, 6.5%, 2024                                                             228,262                  234,288

   Ser. 1998-S14, Cl. B1, 6.5%, 2013                                                            444,482  (d)             464,419

   Ser. 1998-S22, Cl. B2, 6.5%, 2013                                                            285,020                  298,037

   Ser. 2001-S13, Cl. B1, 6.5%, 2016                                                            484,305                  493,208

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Washington Mutual MSC Mortgage:

   Ser. 2002-MS1, Cl. CB4, 6.36%, 2032                                                        1,717,278  (d)           1,745,385

   Ser. 2002-MS4, Cl. CB4, 6.43%, 2032                                                        1,159,681  (d)           1,183,294

   Ser. 2002-MS7, Cl. CB4, 5.91%, 2032                                                        1,281,650  (d)           1,303,978

   Ser. 2003-MS6, Cl. CB3, 5.97%, 2033                                                          470,264                  442,636

   Ser. 2003-MS6, Cl. CB4, 5.97%, 2033                                                          268,751  (d)             228,018

Wells Fargo Mortgage-Backed Securities Trust,

   Ser. 2002-9, Cl. B5, 6.25%, 2032                                                             788,672                  735,155

                                                                                                                      20,870,523

RETAIL--.3%

Yum! Brands,

   Sr. Notes, 7.65%, 2008                                                                     2,800,000                3,150,000

STRUCTURED INDEX--3.5%

AB Svensk Exportkredit,

   GSCI-ER Indexed Notes, 0%, 2008                                                           34,550,000  (d,g)        32,629,020

Lehman Brothers TRAINS,

   Notes, Ser. 2003-1, 8.676%, 2013                                                           6,800,000  (d,h)         7,378,000

                                                                                                                      40,007,020

TECHNOLOGY--.5%

IBM,

   Sr. Notes, 4.75%, 2012                                                                     5,220,000                5,229,365

TELECOMMUNICATIONS--2.6%

AT&T,

   Sr. Notes, 8.5%, 2031                                                                      4,049,000                4,606,993

British Telecommunications,

   Notes, 8.375%, 2010                                                                        2,553,000                3,088,277

France Telecom,

   Notes, 9%, 2011                                                                            2,376,000                2,871,230

Qwest:

   Bank Note, Ser. A, 5.86%, 2007                                                             5,561,000  (e)           5,720,879

   Bank Note, Ser. B, 6.95%, 2010                                                             4,636,000  (e)           4,641,795

SBC Communications,

   Notes, 5.875%, 2012                                                                        5,237,000  (b)           5,550,890

Verizon Florida,

   Deb., 6.125%, 2013                                                                         3,406,000                3,615,486

                                                                                                                      30,095,550

TRANSPORTATION--.9%

Los Angeles County Metropolitan Transportation Authority,

   Bonds, 5%, 2019                                                                            6,460,000                6,782,612

Puerto Rico Highway & Transportation Authority,

   Bonds, 5.5%, 2012                                                                          3,375,000                3,877,875

                                                                                                                      10,660,487


                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TOBACCO--.4%

Altria,

   Notes, 7%, 2013                                                                            5,190,000                5,262,504

U.S. GOVERNMENT--24.9%

U.S. Treasury Inflation
  Protection Securities:

      3.375%, 1/15/2007                                                                      30,836,385  (b,i)        33,656,939

      3.625%, 1/15/2008                                                                     185,804,116  (b,i,j)     206,572,540

U.S. Treasury Notes:

   3.25%, 5/31/2004                                                                           8,487,000  (b)           8,594,700

   6.25%, 2/15/2007                                                                          18,125,000  (b)          20,260,306

   6.875%, 5/15/2006                                                                          6,060,000  (b)           6,766,596

   7.5%, 2/15/2005                                                                           11,568,000  (b)          12,464,983

                                                                                                                     288,316,064

U.S. GOVERNMENT AGENCIES--.8%

Tennessee Valley Authority,

   Valley Indexed Principal Securities,
   3.375%, 1/15/2007                                                                          8,485,860  (i)           9,147,980

U.S. GOVERNMENT AGENCIES/
   MORTGAGE BACKED--20.5%

Federal Home Loan Mortgage Corp.:

   6%, 4/1/2014                                                                                 477,340                  497,475

   6.5%, 4/1/2029--10/1/2032                                                                 23,251,981               24,192,428

   Gtd. Multiclass Mortgage Participation Cfts.,

      REMIC, (Interest Only Obligation)

         Ser. 2048, Cl. PJ, 7%, 4/15/2028                                                       643,025  (k)              95,335

Federal National Mortgage Association:

   5%, 11/1/2017--5/1/2018                                                                    6,846,531                6,958,984

   5.5%, 2/1/2033                                                                             1,965,326                1,984,916

   6%, 6/1/2022--12/1/2032                                                                   10,338,816               10,630,548

   6.2%, 1/1/2011                                                                             9,680,273               10,634,017

   6.5%, 11/1/2008--4/1/2033                                                                 29,891,312               31,078,199

   7%, 9/1/2014--11/1/2028                                                                      632,387                  669,288

   7.5%, 7/1/2029                                                                               587,394                  626,309

   REMIC Trust, Gtd. Pass-Through Ctfs.,

      Ser. 1999-T1, Cl. A6, 6%, 1/25/2039                                                     2,066,478                2,074,873

      (Interest Only Obligations):

         Ser. 1996-70, Cl. PL, 7%, 2/25/2026                                                    699,385  (k)              15,736

         Ser. 1997-56, Cl. PM, 7%, 6/18/2026                                                     73,892  (k)                 418

         Ser. 1997-74, Cl. PK, 7%, 11/18/2027                                                   952,859  (k)             142,699

         Ser. 2002-82, Cl. IB, 5.5%, 1/25/2021                                               16,114,634  (k)             658,694

         Ser. 2002-92, Cl. IA, 5.5%, 5/25/2031                                               16,140,000  (k)           1,207,978

         Ser. 2003-13, Cl. PI, 5.5%, 2/25/2026                                               35,131,402  (k)           4,257,645

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/
  MORTGAGE BACKED (CONTINUED)

Government National Mortgage Association I:

   5.5%, 4/15/2033                                                                           21,595,054  (b)          21,898,805

   6%                                                                                        56,915,000  (l)          58,782,381

   6%, 4/15/2029--10/15/2033                                                                 24,736,280               25,563,971

   6.5%                                                                                      13,728,000  (l)          14,375,687

   6.5%, 4/15/2029                                                                              709,537                  743,680

   7%, 10/15/2028                                                                               344,961                  366,091

   7.5%, 8/15/2029                                                                              200,603                  214,519

   Project Loans:

      6.5%, 9/15/2033                                                                         1,181,327                1,282,511

      6.8%, 4/15/2040                                                                        12,496,958               13,926,235

Government National
   Mortgage Association II:

   3.25%, 4/20/2030                                                                           1,430,755                1,429,768

   4%, 7/20/2030                                                                              1,517,544                1,510,775

   7%, 5/20/2028--7/20/2031                                                                     916,216                  967,945

                                                                                                                     236,787,910

TOTAL BONDS AND NOTES

   (cost $993,220,489)                                                                                             1,005,527,541
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--.4%                                                                            Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MINING & METALS--.1%

Kaiser Group Holdings,

   Cum., $3.85                                                                                   26,559                1,367,789

TELECOMUNICATIONS--.3%

Motorola,

   Cum. Conv., $3.50 (units)                                                                     76,281  (b,m)         3,225,924

TOTAL PREFERRED STOCKS

   (cost $4,292,112)                                                                                                   4,593,713


COMMON STOCKS--0%                                                                                Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MINING & METALS;

Kaiser Group Holdings (rights)

   (cost $0)                                                                                     41,691  (n,o,p)               0
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--15.8%
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional
   Cash Advantage Fund                                                                       60,723,333  (q)          60,723,333

Dreyfus Institutional
   Cash Advantage Plus Fund                                                                  60,723,333  (q)          60,723,333

Dreyfus Institutional
   Preferred Plus Money Market Fund                                                          60,723,334  (q)          60,723,334

TOTAL OTHER INVESTMENTS

   (cost $182,170,000 )                                                                                              182,170,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Principal
SHORT-TERM INVESTMENTS--7.5%                                                                     Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN/GOVERNMENTAL--7.2%

Canada Treasury Bills,

   0%, 1/15/2004                                                           CAD               32,905,000               24,874,723

German Treasury Bills,

   Ser. 0309, 0%, 4/21/2004                                                EUR               33,000,000               37,819,090

New Zealand Government,

   Bonds, Ser. 404, 8%, 2004                                               NZD               32,905,000               20,438,345

                                                                                                                      83,132,158

U.S. TREASURY BILLS--.3%

   .995%, 1/15/2004                                                                           1,855,000                1,851,624

   1.037%, 2/5/2004                                                                           1,855,000  (j)           1,850,492

                                                                                                                       3,702,116

TOTAL SHORT-TERM INVESTMENTS

   (cost $87,411,397)                                                                                                 86,834,274

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

INVESTMENT OF CASH COLLATERAL
    FOR SECURITIES LOANED--9.4%                                                                  Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $108,531,651)                                                                      108,531,651              108,531,651
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,375,625,649)                                                           120.0%           1,387,657,179

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (20.0%)           (230,853,883)

NET ASSETS                                                                                        100.0%           1,156,803,296

(A) PRINCIPAL AMOUNT STATED IN U.S DOLLARS UNLESS OTHERWISE NOTED.

    CAD--CANADIAN DOLLARS

    EUR--EURO

    NZD--NEW ZEALAND DOLLARS

(B)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT OCTOBER 31, 2003, THE
TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $123,624,283 AND THE
TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $124,503,430,
CONSISTING OF CASH COLLATERAL OF $108,531,651 AND LETTERS OF CREDIT VALUED AT
$15,971,779.

(C)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(D)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31, 2003,
THESE SECURITIES AMOUNTED TO $116,823,195 OR 10.1% OF NET ASSETS.

(E)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(F)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
CHANGES IN THE CANADIAN CONSUMER PRICE INDEX.

(G)  SECURITY LINKED TO GOLDMAN SACHS COMMODITY INDEX--EXCESS RETURN.

(H)  SECURITY LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(I)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
CHANGES IN THE CONSUMER PRICE INDEX.

(J)  PARTIALLY OR WHOLLY HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL
FUTURES POSITIONS.

(K)  NOTIONAL FACE AMOUNT SHOWN.

(L)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(M)  UNITS REPRESENT A CONTRACT TO PURCHASE SHARES OF COMMON STOCK FOR $50 ON
NOVEMBER 16, 2004 AND A SENIOR NOTE WITH A PRINCIPAL AMOUNT OF $50.

(N)  NON-INCOME PRODUCING SECURITY.

(O)  THE RIGHTS ALLOW THE HOLDER TO PUT PREFERRED STOCK BACK TO THE COMPANY
UNDER CERTAIN CONDITIONS.

(P)  THE VALUE OF THESE SECURITIES HAS BEEN DETERMINED IN GOOD FAITH UNDER THE
DIRECTION OF THE BOARD OF TRUSTEES.

(Q)  INVESTMENTS IN AFFILIATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 3(E).

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

October 31, 2003

                                                                   Market Value                                     Unrealized
                                                                     Covered by                                  (Depreciation)
                                            Contracts              Contracts ($)          Expiration          at 10/31/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

U.S. Treasury 10 Year Notes                     2,425               272,319,922        December 2003                (1,045,628)

FINANCIAL FUTURES SHORT

U.S. Treasury 2 Year Notes                        375                80,425,781        December 2003                  (311,381)

U.S. Treasury 5 Year Notes                         84                 9,392,250        December 2003                   (23,760)

                                                                                                                    (1,380,769)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

                                                            Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments (including securities on loan,
   valued at $123,624,283)--Note 1(c)              1,375,625,649  1,387,657,179

Receivable for investment securities sold                            75,691,492

Dividends and interest receivable                                    10,176,676

Receivable for shares of Beneficial Interest subscribed                 899,239

Receivable for futures variation margin--Note 4                         317,572

Paydowns receivable                                                      26,385

Prepaid expenses                                                         19,715

                                                                  1,474,788,258
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,207,180

Cash overdraft due to Custodian                                      26,596,612

Payable for investment securities purchased                         158,929,030

Liability for securities on loan--Note 1(c)                         108,531,651

Bank note payable--Note 2                                            20,000,000

Payable for shares of Beneficial Interest redeemed                    1,393,691

Unrealized depreciation on swaps--Note 4                                603,337

Payable for open swaps--Note 4                                          203,396

Interest payable--Note 2                                                  5,087

Accrued expenses                                                        514,978

                                                                    317,984,962
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,156,803,296
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,144,421,142

Accumulated undistributed investment income--net                      3,237,295

Accumulated net realized gain (loss) on investments                    (925,566)

Accumulated net unrealized appreciation (depreciation) on investments, foreign currency transactions and swap transactions [including
  ($1,380,769) net unrealized (depreciation) on financial futures]   10,070,425
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,156,803,296

NET ASSET VALUE PER SHARE

                                                             Class A               Class B               Class C            Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                           736,290,938           315,615,978            93,637,719         11,258,661

Shares Outstanding                                        49,603,327            21,229,018             6,320,106            758,619
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                  14.84                 14.87                 14.82              14.84

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                            61,105,371

Dividends                                                            4,127,148

Income from securities lending                                         189,681

TOTAL INCOME                                                        65,422,200

EXPENSES:

Management fee--Note 3(a)                                            7,836,195

Shareholder servicing costs--Note 3(c)                               5,553,338

Distribution fees--Note 3(b)                                         2,390,737

Custodian fees--Note 3(c)                                              233,312

Trustees' fees and expenses--Note 3(d)                                 118,108

Registration fees                                                       95,938

Professional fees                                                       88,840

Prospectus and shareholders' reports                                    72,182

Interest expense--Note 2                                                18,502

Miscellaneous                                                           39,316

TOTAL EXPENSES                                                      16,446,468

INVESTMENT INCOME--NET                                              48,975,732
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions:

  Long transactions                                                 74,191,930

  Short sale transactions                                            1,347,553

Net realized gain (loss) on options transactions                    (1,177,207)

Net realized gain (loss) on financial futures                       (7,911,076)

Net realized gain (loss) on swap transactions                         (587,221)

Net realized gain (loss) on forward currency exchange contracts     (5,495,507)

NET REALIZED GAIN (LOSS)                                            60,368,472

Net unrealized appreciation (depreciation) on investments, foreign currency transactions and swap transactions [including ($810,814)
  net unrealized (depreciation) on financial futures]               18,948,350

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              79,316,822

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               128,292,554

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                           -------------------------------------
                                                     2003                  2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         48,975,732            70,076,454

Net realized gain (loss) on investments        60,368,472           (56,840,523)

Net unrealized appreciation
   (depreciation) on investments               18,948,350              (326,363)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  128,292,554            12,909,568
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (35,093,711)          (53,879,990)

Class B shares                                (11,493,659)          (13,517,100)

Class C shares                                 (3,377,830)           (4,799,830)

Class R shares                                   (442,862)             (382,571)

Net realized gain on investments:

Class A shares                                         --            (5,708,698)

Class B shares                                         --            (1,371,040)

Class C shares                                         --              (559,539)

Class R shares                                         --               (36,146)

TOTAL DIVIDENDS                               (50,408,062)          (80,254,914)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                240,559,201         1,090,132,630

Class B shares                                 46,203,737           149,902,030

Class C shares                                 26,212,185            55,966,900

Class R shares                                  4,612,833             3,972,506

Dividends reinvested:

Class A shares                                 27,960,513            48,938,688

Class B shares                                  7,268,002             9,430,507

Class C shares                                  1,703,882             2,921,294

Class R shares                                    419,989               381,836

Cost of shares redeemed:

Class A shares                               (595,259,891)       (1,006,207,024)

Class B shares                                (65,242,763)          (44,780,318)

Class C shares                                (42,541,937)          (37,300,897)

Class R shares                                 (2,278,291)           (1,890,352)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (350,382,540)          271,467,800

TOTAL INCREASE (DECREASE) IN NET ASSETS      (272,498,048)          204,122,454
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,429,301,344         1,225,178,890

END OF PERIOD                               1,156,803,296         1,429,301,344

Undistributed (distributions in excess of)
   investment income--net                       3,237,295              (276,923)



                                                     Year Ended October 31,
                                             -----------------------------------
                                                     2003                  2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                    16,496,379            76,229,302

Shares issued for dividends reinvested          1,914,902             3,426,526

Shares redeemed                               (40,829,304)          (70,417,465)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING (22,418,023)            9,238,363
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                     3,162,167            10,458,842

Shares issued for dividends reinvested            496,229               659,742

Shares redeemed                                (4,446,171)           (3,146,437)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (787,775)            7,972,147
--------------------------------------------------------------------------------

CLASS C

Shares sold                                     1,796,600             3,919,258

Shares issued for dividends reinvested            116,769               204,797

Shares redeemed                                (2,909,231)           (2,637,526)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (995,862)            1,486,529
--------------------------------------------------------------------------------

CLASS R

Shares sold                                       316,695               277,449

Shares issued for dividends reinvested             28,658                26,776

Shares redeemed                                  (155,336)             (132,587)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     190,017               171,638

(A) DURING THE PERIOD ENDED OCTOBER 31, 2003, 79,137 CLASS B SHARES REPRESENTING $1,163,982 WERE AUTOMATICALLY CONVERTED TO 79,262 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2002, 52,047 CLASS B SHARES REPRESENTING $744,078 WERE AUTOMATICALLY CONVERTED TO 52,129 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                         Year Ended October 31,
                                                             -----------------------------------------------------------------------
CLASS A SHARES                                                   2003           2002(a)          2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.02          14.75            14.26          14.31         14.40

Investment Operations:

Investment income--net                                            .58(b)         .76(b)           .97            .94           .98

Net realized and unrealized
   gain (loss) on investments                                     .82           (.61)             .49           (.02)         (.09)

Total from Investment Operations                                 1.40            .15             1.46            .92           .89

Distributions:

Dividends from investment income--net                            (.58)          (.79)            (.97)          (.97)         (.98)

Dividends from net realized gain
   on investments                                                  --           (.09)              --             --            --

Total Distributions                                              (.58)          (.88)            (.97)          (.97)         (.98)

Net asset value, end of period                                  14.84          14.02            14.75          14.26         14.31
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                10.12(c)        1.05(c)         10.42(c)        6.65(c)       6.38
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                            1.10           1.08              .99           1.00          1.04

Ratio of interest expense to
   average net assets                                             .00(d)         .00(d)            --            .01           .14

Ratio of net investment income
   to average net assets                                         3.93           5.32             6.56           6.60          6.80

Portfolio Turnover Rate                                        823.47         617.61           516.45         576.17        284.63
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         736,291      1,009,786          926,023        386,547       275,116

(A)  AS REQUIRED, EFFECTIVE NOVEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC
BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF
THESE CHANGES FOR THE PERIOD ENDED OCTOBER 31, 2002 WAS TO DECREASE NET
INVESTMENT INCOME PER SHARE BY $.02, INCREASE NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS PER SHARE BY $.02 AND DECREASE THE RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS FROM 5.49% TO 5.32%. PER SHARE DATA AND
RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO NOVEMBER 1, 2001 HAVE NOT BEEN
RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                        Year Ended October 31,
                                                                 -------------------------------------------------------------------
CLASS B SHARES                                                       2003             2002(a)             2001             2000(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                14.04            14.77               14.28            14.14

Investment Operations:

Investment income--net                                                .50(c)           .69(c)              .89              .57

Net realized and unrealized
   gain (loss) on investments                                         .85             (.61)                .49              .14

Total from Investment Operations                                     1.35              .08                1.38              .71

Distributions:

Dividends from investment income--net                                (.52)            (.72)               (.89)            (.57)

Dividends from net realized gain
   on investments                                                      --             (.09)                 --               --

Total Distributions                                                  (.52)            (.81)               (.89)            (.57)

Net asset value, end of period                                      14.87            14.04               14.77            14.28
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                                  9.72              .60                9.80             7.55(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.53             1.52                1.55             1.50(e)

Ratio of net investment income
   to average net assets                                             3.43             4.80                5.84             5.61(e)

Portfolio Turnover Rate                                            823.47           617.61              516.45           576.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             315,616          309,167             207,482            9,842

(A)  AS REQUIRED, EFFECTIVE NOVEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC
BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF
THESE CHANGES FOR THE PERIOD ENDED OCTOBER 31, 2002 WAS TO DECREASE NET
INVESTMENT INCOME PER SHARE BY $.02, INCREASE NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS PER SHARE BY $.02 AND DECREASE THE RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS FROM 4.97% TO 4.80%. PER SHARE DATA AND
RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO NOVEMBER 1, 2001 HAVE NOT BEEN
RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       Year Ended October 31,
                                                                 -------------------------------------------------------------------
CLASS C SHARES                                                       2003             2002(a)            2001             2000(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                13.99            14.72              14.23            14.14

Investment Operations:

Investment income--net                                                .47(c)           .66(c)             .85              .54

Net realized and unrealized
   gain (loss) on investments                                         .84             (.61)               .49              .09

Total from Investment Operations                                     1.31              .05               1.34              .63

Distributions:

Dividends from investment income--net                                (.48)            (.69)              (.85)            (.54)

Dividends from net realized
   gain on investments                                                 --             (.09)                --               --

Total Distributions                                                  (.48)            (.78)              (.85)            (.54)

Net asset value, end of period                                      14.82            13.99              14.72            14.23
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                                  9.47              .35               9.54             6.73(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.78             1.77               1.77             1.69(e)

Ratio of net investment income
   to average net assets                                             3.22             4.59               5.58             5.11(e)

Portfolio Turnover Rate                                            823.47           617.61             516.45           576.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              93,638          102,377             85,819            3,829

(A) AS REQUIRED, EFFECTIVE NOVEMBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR
INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN
GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF THESE CHANGES FOR THE PERIOD ENDED OCTOBER 31, 2002 WAS TO DECREASE NET
INVESTMENT INCOME PER SHARE BY $.02, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.02 AND DECREASE
THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.76% TO 4.59%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
PERIODS PRIOR TO NOVEMBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(C) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D) EXCLUSIVE OF SALES CHARGE.

(E) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                        Year Ended October 31,
                                                                   -----------------------------------------------------------------
CLASS R SHARES                                                       2003             2002(a)            2001             2000(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                14.02            14.75              14.26            14.14

Investment Operations:

Investment income--net                                                .62(c)           .81(c)            1.01              .62

Net realized and unrealized
   gain (loss) on investments                                         .84             (.60)               .48              .13

Total from Investment Operations                                     1.46              .21               1.49              .75

Distributions:

Dividends from investment income--net                                (.64)            (.85)             (1.00)            (.63)

Dividends from net realized
   gain on investments                                                 --             (.09)                --               --

Total Distributions                                                  (.64)            (.94)             (1.00)            (.63)

Net asset value, end of period                                      14.84            14.02              14.75            14.26
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                    10.58             1.49              10.67             8.03(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               .68              .65                .73             2.85(d)

Ratio of net investment income
   to average net assets                                             4.18             5.69               6.79             6.45(d)

Portfolio Turnover Rate                                            823.47           617.61             516.45           576.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              11,259            7,970              5,854                1

(A)  AS REQUIRED, EFFECTIVE NOVEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC
BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF
THESE CHANGES FOR THE PERIOD ENDED OCTOBER 31, 2002 WAS TO DECREASE NET
INVESTMENT INCOME PER SHARE BY $.02, INCREASE NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS PER SHARE BY $.02 AND DECREASE THE RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS FROM 5.86% TO 5.69%. PER SHARE DATA AND
RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO NOVEMBER 1, 2001 HAVE NOT BEEN
RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Core Bond Fund (the "fund") is a separate diversified series of Dreyfus Premier Fixed Income Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation ("the Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, financial futures, options, swaps and forward currency exchange contracts) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and asked prices. Swap transactions are valued daily based upon future cash flows and other factors, such as interest rates and underlying securities. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized
and    unrealized    gain    or    loss    on    investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.


(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $4,054,927, accumulated capital losses
$1,791,693    and    unrealized    appreciation    $8,989,906.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2003. If not applied, the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2003 and October 31, 2002 were as follows: ordinary income $50,408,062 and $80,254,914, respectively.

During the period ended October 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed

                                                                     The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

investment  income-net by $4,946,548, decreased accumulated net realized gain
(loss) on investments by $4,398,428 and decreased paid-in capital by $548,120. Net assets were not affected by this reclassification.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended October 31, 2003 was approximately $1,225,000, with a related weighted average annualized interest rate of 1.51%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended October 31, 2003, the Distributor retained $161,767 from commissions earned on sales of the fund's Class A shares and $1,169,500 and $33,953 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2003, Class B and Class C shares were charged $1,625,177, and $765,560, respectively, pursuant to the Plan.


(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2003, Class A, Class B and Class C shares were charged $2,171,620, $812,588 and $255,187, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2003, the fund was charged $691,444 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2003, the fund was charged $233,312 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(E) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds as shown in the fund's Statement of Investments. Management fees are not charged to these money market mutual funds. During the period ended October 31, 2003, the fund derived $2,103,022 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities, financial futures, forward currency exchange contracts, options transactions and swap transactions during the period ended October 31, 2003:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                    10,722,409,865       11,128,515,310

Short sale transactions                 156,106,525          157,454,078

     TOTAL                           10,878,516,390       11,285,969,388

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. The fund's long security positions serve as collateral for the open short positions. At October 31, 2003, there were no securities sold short outstanding.

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates. At October 31, 2003, there were no written call options outstanding.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial
instrument    underlying    the    option.    Generally,    the    fund

would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates. At October 31, 2003, there were no written put options outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2003, are set forth in the Statement of Financial Futures.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and
the    date    the    forward    contract    is    closed.     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At October 31, 2003, there were no forward currency exchange contracts outstanding.

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another
nominal    instrument.

Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Credit default swaps are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. The following summarizes credit default swaps entered into by the fund at October 31, 2003:

                                                                Unrealized
  Notional                                                    Appreciation
  Amount ($)                  Description                    (Depreciation) ($)
--------------------------------------------------------------------------------

4,700,000           Agreement with Merrill Lynch terminating         (8,200)

                  June 20, 2008 to pay a fixed rate of .34%
             and receive the notional amount as a result of
            interest payment default totaling $1,000,000 or
                principal payment default of $10,000,000 on
                             Bear Stearns, 7.625%, 12/7/2009

4,700,000           Agreement with Merrill Lynch terminating        (12,285)
                  June 20, 2008 to pay a fixed rate of .36%
                and receive the notional amount as a result
            of interest payment default totaling $1,000,000
             or principal payment default of $10,000,000 on
                             Bear Stearns, 7.625%, 12/7/2009

6,300,000           Agreement with Merrill Lynch terminating        (22,990)
             September 20, 2008 to pay a fixed rate of .38%
             and receive the notional amount as a result of
               interest payment default totaling $1,000,000
             or principal payment default of $10,000,000 on
                             Bear Stearns, 7.625%, 12/7/2009


                                                                Unrealized
  Notional                                                     Appreciation
  Amount ($)                       Description                (Depreciation) ($)
--------------------------------------------------------------------------------

9,400,000           Agreement with Merrill Lynch terminating      (42,795)
                  June 20, 2008 to pay a fixed rate of .51%
             and receive the notional amount as a result of
               interest payment default totaling $1,000,000
                or principal payment default of $10,000,000
                                 on Countrywide Home Loans,
                                           5.625%, 7/15/2009

6,300,000           Agreement with Merrill Lynch terminating      (50,488)
             September 20, 2008 to pay a fixed rate of .59%
             and receive the notional amount as a result of
               interest payment default totaling $1,000,000
                or principal payment default of $10,000,000
                on Countrywide Home Loans, 5.625%, 7/15/2009

2,000,000           Agreement with Merrill Lynch terminating      (17,839)
              December 20, 2008 to pay a fixed rate of 2.2%
             and receive the notional amount as a result of
               interest payment default totaling $1,000,000
                or principal payment default of $10,000,000
                      on Delhaize America, 8.125%, 4/15/2011

7,770,000           Agreement with Merrill Lynch terminating      (13,004)
              December 20, 2008 to pay a fixed rate of .29%
                and receive the notional amount as a result
            of interest payment default totaling $1,000,000
                or principal payment default of $10,000,000
                       on Federal Home Loan Mortgage Corp.,
                                            5.75%, 1/15/2012

7,770,000           Agreement with Merrill Lynch terminating      (16,706)
              December 20, 2008 to pay a fixed rate of .30%
                and receive the notional amount as a result
            of interest payment default totaling $1,000,000
                or principal payment default of $10,000,000
                       on Federal Home Loan Mortgage Corp.,
                                            5.75%, 1/15/2012

31,367,000          Agreement with Merrill Lynch terminating        5,425
                 March 20, 2009 to pay a fixed rate of .60%
             and receive the notional amount as a result of
            interest payment default totaling $1,000,000 or
                               principal payment default of
                             $10,000,000 on iBoxx, 3/20/2009

4,762,063           Agreement with Merrill Lynch terminating     (128,339)
                 June 20, 2008 to pay a fixed rate of 1.15%
                and receive the notional amount as a result
            of interest payment default totaling $1,000,000
             or principal payment default of $10,000,000 on
                                      Kroger, 5.5%, 2/1/2013

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                 Unrealized
  Notional                                                     Appreciation
  Amount ($)                 Description                      (Depreciation) ($)
--------------------------------------------------------------------------------

4,762,063           Agreement with Merrill Lynch terminating     (60,370)
                  June 20, 2008 to pay a fixed rate of .93%
             and receive the notional amount as a result of
               interest payment default totaling $1,000,000
                or principal payment default of $10,000,000
                                 on Safeway, 5.8%, 8/15/2012

9,524,126           Agreement with Merrill Lynch terminating    (134,809)
                  June 20, 2008 to pay a fixed rate of .57%
                and receive the notional amount as a result
            of interest payment default totaling $1,000,000
             or principal payment default of $10,000,000 on
                                    Target, 5.875%, 3/1/2012

9,400,000           Agreement with Merrill Lynch terminating     (50,914)
                  June 20, 2008 to pay a fixed rate of .54%
             and receive the notional amount as a result of
            interest payment default totaling $1,000,000 or
                principal payment default of $10,000,000 on
                        Washington Mutual, 5.625%, 1/15/2007

6,300,000           Agreement with Merrill Lynch terminating     (50,023)
             September 20, 2008 to pay a fixed rate of .59% and receive the notional amount as a result of interest payment default totaling $1,000,000 or
                principal payment default of $10,000,000 on
                        Washington Mutual, 5.625%, 1/15/2007

TOTAL                                                           (603,337)

Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations. At October 31, 2003, there were no total return swaps outstanding.


Realized gains and losses on maturity or termination of swaps are presented in the Statement of Operations. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At October 31, 2003, the cost of investments for federal income tax purposes was $1,378,086,938; accordingly, accumulated net unrealized appreciation on investments was $9,570,241, consisting of $22,089,320 gross unrealized appreciation and $12,519,079 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier Core Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Premier Core Bond Fund (one of the funds comprising Dreyfus Premier Fixed Income Funds) as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Core Bond Fund at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                /s/ ERNST & YOUNG LLP

New York, New York
December 15, 2003



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 3.42% of the ordinary dividends paid during the fiscal year ended October 31, 2003 as qualifying for the corporate dividends received deduction. The fund also designates 2.54% of the ordinary dividends paid in 2003 as qualifying dividends, subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Shareholders will receive notification in January 2004 of the percentage applicable to the preparation of their 2003 income tax returns.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

David W. Burke (67)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

Diane Dunst (64)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, Huntting House Antiques

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 13

                              --------------

Rosalind Gersten Jacobs (78)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

                              --------------

Jay I. Meltzer (75)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician, Internist and Specialist in Clinical Hypertension

* Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons

* Adjunct Clinical Professor of Medicine at Cornell Medical College

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 13


Daniel Rose (74)

Board Member (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Baltic-American Enterprise Fund, Vice Chairman

* Harlem Educational Activities Fund, Inc., Chairman

* Housing Committee of the Real Estate Board of New York, Inc., Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

Warren B. Rudman (73)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel to(from January 1993 to December 31, 2002, Partner in) the law firm Paul, Weiss, Rifkind, Wharton & Garrison LLP

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Collins & Aikman Corporation, Director

* Allied Waste Corporation, Director

* Chubb Corporation, Director

* Raytheon Company, Director

* Boston Scientific, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21

                              --------------

Sander Vanocur (75)

Board Member (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Old Owl Communications

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND' S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 37 investment companies (comprised of 46 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.


ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 76 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1992.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE AUGUST 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund

                        For More Information

                        Dreyfus Premier
                        Core Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

(c) 2003 Dreyfus Service Corporation                                  031AR1003





      Dreyfus Premier
      Corporate Bond Fund

      ANNUAL REPORT October 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            15   Statement of Financial Futures

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            20   Financial Highlights

                            21   Notes to Financial Statements

                            29   Report of Independent Auditors

                            30   Important Tax Information

                            31   Board Members Information

                            33   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                            Corporate Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Corporate Bond Fund covers the 12-month period from November 1, 2002, through October 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and director of the Dreyfus Taxable Fixed Income Team that manages the fund.

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. After several years of falling interest rates, bonds recently have become more volatile. As might be expected in a strengthening economy, fixed-income securities that are more sensitive to credit quality have generally outperformed those that tend to respond more to changes in interest rates.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

November 17, 2003




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager

Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier Corporate Bond Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2003, the fund achieved total returns of 12.84% for Class A shares, 12.27% for Class B shares, 12.08% for Class C shares and 13.12% for Class R shares.(1) In comparison, the fund's benchmark, the Lehman Brothers U.S. Credit Index, achieved a total return of 10.57% for the same period.(2)

The fund benefited from a strong rally among corporate bonds, which rebounded from relatively low price levels as investors became more comfortable assuming credit-related risks in a recovering economy. The fund produced higher returns than its benchmark, primarily because of its focus on bonds with credit ratings in the triple-B category. Bonds in this rating category, the lowest in the investment-grade range, provided especially strong returns during the reporting period.

What is the fund's investment approach?

The fund seeks to maximize total return through capital appreciation and current income. To pursue this goal, the fund invests at least 80% of its assets in bonds issued by U.S. companies. Normally, at least 75% of the fund's assets will be invested in bonds rated investment grade (BBB/Baa) or the unrated equivalent as determined by Dreyfus. Although the fund may invest up to 25% of its assets in lower-rated, high-yield bonds, we seek to maintain the fund's average credit quality within the investment-grade range.

When choosing securities, we review each issuer's credit quality and the current state and long-term outlook of its industry or sector. Interest-rate and liquidity conditions are also factors.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

By the start of the reporting period, a number of adverse influences had taken their toll on the U.S. economy and the corporate bond market. A spate of high-profile corporate scandals, rising geopolitical tensions and a persistently declining stock market contributed to heightened risk aversion among many investors, who generally shunned riskier assets, such as stocks and corporate bonds, in favor of relatively safe havens, such as U.S. Treasury securities.

Indeed, the Federal Reserve Board's accommodative monetary policy had resulted in a number of short-term interest-rate reductions since January 2001, including rate-cuts of 50 basis points in early November 2002 and 25 basis points in late June 2003, which lowered the federal funds rate to a 45-year low of 1%. While declining interest rates early in the reporting period generally benefited U.S. government securities, corporate credits mostly languished as their prices fell and their yields rose toward historically high levels when compared to U.S. Treasuries with comparable maturities.

However, despite uncertainties related to the buildup to the war in Iraq during the first quarter of 2003, corporate bond prices began to rebound as investors apparently recognized their value and looked forward to a possible economic recovery. After the allied coalition entered Iraq in late March, more definite signs of sustainable economic growth began to emerge. As a result, investors began to anticipate better business conditions for U.S. companies, and corporate bonds continued to rally through the summer of 2003.

In this environment, lower-rated corporate bonds generally produced higher returns than bonds with the highest credit ratings. This trend benefited the fund, which focused on bonds toward the lower end of the investment-grade range. In addition, our security selection strategy helped support the fund's returns. During the reporting period, we tended to emphasize bonds from issuers in the insurance, health care and cable television industries, while we maintained
lighter    than

average positions in bonds from banks. Relatively small positions in high-yield bonds, convertible bonds, preferred stocks and, at times, Treasury Inflation Protected Securities (TIPS) also contributed positively to the fund' s performance.

Although bonds from automobile manufacturers provided some of the highest yields within the investment-grade market, we generally maintained a neutral posture toward such securities. Concerns regarding automobile companies' business fundamentals, including market-share erosion and substantial pension-related liabilities, led us to have a more cautious opinion of these bond issues.

What is the fund's current strategy?

After their strong rally, corporate bonds ended the reporting period at price levels we consider fully valued. Accordingly, we have tended to focus more on issuers that, in our judgment, enjoy strong cash flows and have shown a willingness to reduce their debt. In addition, because of the risk that stronger economic growth may lead to higher interest rates, we have reduced the fund's average duration -- a measure of sensitivity to changing interest rates -- to a range we consider shorter than average. We believe that these strategies should enable the fund to weather potential volatility as the bond market adjusts to a more robust economic environment.

November 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS U.S CREDIT INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF PUBLICLY ISSUED, NON-CONVERTIBLE, DOLLAR-DENOMINATED, INVESTMENT-GRADE U.S. CORPORATE AND SPECIFIED FOREIGN SECURITIES, WITH AT LEAST $150 MILLION PAR AMOUNTS OUTSTANDING AND AT LEAST ONE YEAR TO MATURITY.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Corporate Bond Fund Class A shares, Class B shares, Class C shares and Class R shares and the Lehman Brothers U.S. Credit Index

EXHIBIT A:


             Dreyfus      Dreyfus     Dreyfus       Dreyfus
             Premier      Premier     Premier       Premier
             Corporate   Corporate    Corporate    Corporate     Lehman
               Bond        Bond         Bond         Bond       Brothers
  PERIOD       Fund        Fund         Fund         Fund         U.S.
             (Class A     (Class B    (Class C      (Class R     Credit
              shares)     shares)      shares)      shares)      Index *

  11/1/02      9,549       10,000      10,000        10,000      10,000
  1/31/03     10,110      10,574       10,568       10,594       10,462
  4/30/03     10,615      11,089       11,076       11,130       10,876
  7/31/03     10,565      11,022       11,002       11,084       10,714
 10/31/03     10,775      10,827       11,108       11,311       11,057


((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER CORPORATE BOND FUND ON 11/1/02 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS U.S. CREDIT INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE LEHMAN BROTHERS U.S. CREDIT INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF PUBLICLY ISSUED, NON-CONVERTIBLE, DOLLAR-DENOMINATED, INVESTMENT-GRADE U.S. CORPORATE AND SPECIFIED FOREIGN SECURITIES, WITH AT LEAST $150 MILLION PAR AMOUNTS OUTSTANDING AND AT LEAST ONE YEAR TO MATURITY. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns as of 10/31/03

                                                                           Inception                                     From
                                                                             Date                    1 Year            Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                              11/01/02                7.75%               7.75%
WITHOUT SALES CHARGE                                                          11/01/02               12.84%              12.84%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                       11/01/02                8.27%               8.27%
WITHOUT REDEMPTION                                                            11/01/02               12.27%              12.27%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                                    11/01/02               11.08%              11.08%
WITHOUT REDEMPTION                                                            11/01/02               12.08%              12.08%

CLASS R SHARES                                                                11/01/02               13.12%              13.12%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund



STATEMENT OF INVESTMENTS

October 31, 2003

                                                                                              Principal
BONDS AND NOTES--101.3%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--4.2%

Boeing Capital:

   Notes, 6.5%, 2012                                                                             50,000                   54,836

   Sr. Notes, 4.75%, 2008                                                                        17,000                   17,520

General Dynamics,

   Sr. Notes, 4.5%, 2010                                                                         23,000                   23,350

Lockheed Martin,

   Notes, 7.25%, 2006                                                                            50,000                   55,672

Northrop Grumman,

   Deb., 7.75%, 2031                                                                             50,000                   60,569

Raytheon,

   Notes, 6.5%, 2005                                                                             50,000                   53,547

                                                                                                                         265,494

AGRICULTURE--1.1%

Altria:

   Notes, 7%, 2005                                                                               40,000                   41,930

   Notes, 7%, 2013                                                                               30,000                   30,419

                                                                                                                          72,349

AIRLINES--2.3%

American Airlines,

  Pass-Through Ctfs.,

   Ser. 1999-1, 7.024%, 2009                                                                     50,000                   49,843

Continental Airlines,

  Pass-Through Ctfs.,

   Ser. 1998-1, Cl. A, 6.648%, 2017                                                              43,342                   42,392

Delta Air Lines,

  Pass Through Ctfs.,

   Ser. 2001-1, 7.111%, 2011                                                                     50,000                   50,973

                                                                                                                         143,208

AUTO MANUFACTURING--.3%

General Motors,

   Sr. Notes, 7.125%, 2013                                                                       16,000                   16,679

AUTOMOTIVE, TRUCKS & PARTS--.4%

Delphi,

   Notes, 6.125%, 2004                                                                           25,000                   25,556

BANKING--2.2%

Dresdner Funding Trust I,

   Bonds, 8.151%, 2031                                                                           20,000  (a)              22,095


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING (CONTINUED)

Keycorp,

   Sub. Notes, 7.5%, 2006                                                                        50,000                   56,061

Sovereign Bancorp,

   Sr. Notes, 10.5%, 2006                                                                        50,000                   59,388

                                                                                                                         137,544

CHEMICALS--.8%

Dow Chemical,

   Notes, 6%, 2012                                                                               50,000                   52,006

COMMERCIAL SERVICES--1.7%

Cendant:

   Notes, 6.25%, 2010                                                                            12,000                   12,962

   Notes, 7.125%, 2015                                                                           69,000                   78,117

McKesson,

   Notes, 7.75%, 2012                                                                            11,000                   12,968

                                                                                                                         104,047

CONSUMER PRODUCTS--1.7%

Gillette,

   Notes, 5.75%, 2005                                                                           100,000                  106,699

DIVERSIFIED FINANCIAL SERVICES--9.3%

American Express,

   Notes, 4.875%, 2013                                                                           25,000                   24,931

Bayer Hypo-und Vereinsbank,

   Bonds, 8.741%, 2031                                                                          102,000  (a)             115,804

Bombardier Capital,

   Notes, 7.5%, 2004                                                                             50,000  (a)              52,250

Capital One Bank,

   Sub. Notes, 6.5%, 2013                                                                        19,000                   19,619

Capital One Financial,

   Notes, 7.25%, 2003                                                                            17,000                   17,064

Farmers Exchange Capital,

   Trust Surplus Note Securities, 7.05%, 2028                                                   100,000  (a)              92,918

Ford Motor Credit,

   Global Landmark Securities, 6.5%, 2007                                                        18,000                   18,586

GMAC,

   Notes, 6.875%, 2011                                                                          125,000                  129,145

General Electric Capital,

   Medium-Term Notes, Ser. A, 6.75%, 2032                                                        12,000                   13,351


                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (CONTINUED)

MBNA,

   Sr. Notes, Ser. F, 7.5%, 2012                                                                 50,000                   57,122

SLM,

   Medium-Term Notes, Ser. A, 5%, 2013                                                           46,000                   45,563

                                                                                                                         586,353

ELECTRIC UTILITIES--4.8%

Centerpoint Energy,

   Sr. Notes, 3.75%, 2023                                                                        44,000  (a)              47,410

Entergy Arkansas,

   First Mortgage, 6.125%, 2005                                                                 100,000                  105,341

Monongahela Power,

   First Mortgage, 5%, 2006                                                                      50,000                   51,520

Nisource Finance,

   Notes, 3.2%, 2006                                                                            100,000                  100,183

                                                                                                                         304,454

ELECTRICAL & ELECTRONICS--.9%

Dominion Resources,

   Sr. Notes, Ser. B, 7.625%, 2005                                                               50,000                   54,478

ENVIRONMENTAL CONTROL--1.3%

WMX Technology

   Notes, 7%, 2005                                                                               75,000                   80,019

FOOD & BEVERAGES--3.6%

Bottling Group,

   Notes, 2.45%, 2006                                                                           100,000                   99,013

Miller Brewing,

   Notes, 4.25%, 2008                                                                            20,000  (a)              20,219

Tyson Foods,

   Notes, 7.25%, 2006                                                                           100,000                  110,514

                                                                                                                         229,746

GAMING & LODGING--1.6%

Park Place Entertainment,

   Sr. Notes, 7%, 2004                                                                          100,000                  103,125

HEALTH CARE--6.4%

Beverly Enterprises,

   Bonds, 2.75%, 2033                                                                           175,000                  190,750

Bristol-Myers Squibb,

   Notes, 5.75%, 2011                                                                            17,000                   18,212

Bunge Ltd Finance,

   Notes, 5.875%, 2013                                                                           25,000                   25,214


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

HCA:

   Notes, 5.25%, 2008                                                                            22,000                   21,936

   Notes, 7.125%, 2006                                                                           50,000                   53,584

   Notes, 7.15%, 2004                                                                            50,000                   50,715

Manor Care,

   Gtd. Notes, 6.25%, 2013                                                                       20,000                   20,625

Medco Health Solutions,

   Sr. Notes, 7.25%, 2013                                                                        22,000                   23,447

                                                                                                                         404,483

MANUFACTURING--1.7%

Tyco International,

   Gtd. Notes, 5.8%, 2006                                                                       100,000                  105,000

MEDIA--4.5%

British Sky Broadcasting:

   Gtd. Notes, 6.875%, 2009                                                                      23,000                   25,399

   Notes, 7.3%, 2006                                                                             50,000                   55,229

   Sr. Notes, 8.2%, 2009                                                                          9,000                   10,500

COX Communications,

   Notes, 6.75%, 2011                                                                            15,000                   16,750

Clear Channel Communications,

   Notes, 4.25%, 2009                                                                            23,000                   22,881

Comcast,

   Sr. Notes, 6.5%, 2015                                                                         24,000                   25,774

Comcast Cable Communications,

   Sr. Notes, 6.75%, 2011                                                                        50,000                   55,442

Echostar DBS,

   Sr. Notes, 6.375%, 2011                                                                        5,000  (a)               5,000

InterActive,

   Notes, 7%, 2013                                                                               18,000                   19,919

Liberty Media,

   Sr. Notes, 5.7%, 2013                                                                         50,000                   48,990

                                                                                                                         285,884

MINING & METALS--2.1%

Freeport-McMoRan Copper & Gold,

   Conv. Sr. Notes, 7%, 2011                                                                     20,000  (a)              31,100

Noranda,

   Deb., 7%, 2005                                                                                65,000                   68,968

Placer Dome,

   Deb., Ser. B, 8.5%, 2045                                                                      30,000                   34,620

                                                                                                                         134,688

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OIL & GAS--1.5%

Oneok,

   Notes, Ser. B, 7.75%, 2005                                                                    50,000                   53,656

Petro-Canada,

   Notes, 4%, 2013                                                                                8,000                    7,350

Valero Energy,

   Notes, 7.375%, 2006                                                                           30,000                   32,860

                                                                                                                          93,866

PAPER & FOREST PRODUCTS--2.5%

International Paper:

   Deb., 5.125%, 2012                                                                            50,000                   47,699

   Notes, 8.125%, 2005                                                                          100,000                  109,594

                                                                                                                         157,293

PIPELINES--.9%

ANR Pipeline,

   Notes, 8.875%, 2010                                                                           50,000                   54,750

PROPERTY-CASUALTY INSURANCE--2.9%

Ace Capital Trust II,

   Gtd. Capital Securities, 9.7%, 2030                                                           25,000                   32,646

CNA Financial,

   Notes, 6.5%, 2005                                                                             20,000                   20,275

Fund American Cos.,

   Notes, 5.875%, 2013                                                                           60,000                   60,035

Liberty Mutual Insurance,

   Notes, 7.875%, 2026                                                                           50,000  (a)              47,897

Markel,

   Notes, 6.8%, 2013                                                                             20,000                   21,209

                                                                                                                         182,062

REAL ESTATE INVESTMENT TRUST--1.8%

Oasis Residential,

   Notes, 7.25%, 2006                                                                            50,000                   55,606

Simon Property,

   Notes, 6.875%, 2006                                                                           50,000                   55,826

                                                                                                                         111,432

RETAIL--2.6%

Dillard's,

   Notes, 6.43%, 2004                                                                            50,000                   51,250

Sears Roebuck Acceptance,

   Notes, 6.7%, 2006                                                                            100,000                  111,037

                                                                                                                         162,287


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

STRUCTURED INDEX--18.1%

Morgan Stanley TRACERS:

   Ser. 2001-1, 7.252%, 2011                                                                    155,000  (a,b)           176,259

   Ser. 2002-1, 5.878%, 2007                                                                    899,000  (a,b)           965,557

                                                                                                                       1,141,816

TECHNOLOGY--1.7%

IBM,

   Notes, 4.875%, 2006                                                                          100,000                  106,163

TELECOMMUNICATIONS--4.7%

AT&T:

   Sr. Notes, 7.8%, 2011                                                                         30,000                   34,060

   Sr. Notes, 8.5%, 2031                                                                         22,000                   25,032

Deutsche Telekom International Finance,

   Notes, 9.25%, 2032                                                                            50,000                   67,872

France Telecom,

   Notes, 9.25%, 2011                                                                           100,000                  120,843

Qwest:

   Bank Note, Ser. A, 5.97%, 2007                                                                24,000  (c)              24,690

   Bank Note, Ser. B, 5.97%, 2007                                                                18,000  (c)              18,023

   Bank Note, Ser. B, 6.95%, 2010                                                                 3,000  (c)               3,004

                                                                                                                         293,524

U.S. GOVERNMENT--13.3%

U.S. Treasury Inflation Protection Securities:

   3.375%, 1/15/2007                                                                            107,180  (d)             116,984

   3.625%, 1/15/2008                                                                            645,518  (d)             717,672

                                                                                                                         834,656

U.S. GOVERNMENT AGENCIES--.4%

Federal Home Loan Mortgage Corp.,

  Multiclass Mortgage Participation Ctfs., REMIC,

  Ser. 2518, Cl. 1B, 5.5%, 9/15/2021

   (Interest Only Obligation)                                                                   700,000  (e)              27,125

TOTAL BONDS AND NOTES

   (cost $6,298,210)                                                                                                   6,376,786
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.3%                                                                            Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES--.3%

Merrill Lynch & Co,

   Cum. Conv., $4.50 (units)                                                                      4,900  (f)              17,101

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

PREFERRED STOCKS (CONTINUED)                                                                     Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS--.0%

Motorola,

   Cum. Conv., $3.50 (units)                                                                         75  (g)               3,172

TOTAL PREFERRED STOCKS

   (cost $30,658)                                                                                                         20,273
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--2.9%
------------------------------------------------------------------------------------------------------------------------------------

REGULATED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                        61,334  (h)              61,334

Dreyfus Institutional Cash Advantage Plus Fund                                                   61,333  (h)              61,333

Dreyfus Institutional Preferred Plus Money Market Fund                                           61,333  (h)              61,333

TOTAL OTHER INVESTMENTS

   (cost $184,000)                                                                                                       184,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--1.6%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

..92%, 12/18/2003                                                                                 98,000  (i)              97,877

..98%, 1/29/2004                                                                                   5,000  (i)               4,989

TOTAL SHORT-TERM INVESTMENTS

   (cost $102,870)                                                                                                       102,866
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $6,615,738)                                                               106.1%               6,683,925

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (6.1%)               (386,463)

NET ASSETS                                                                                        100.0%               6,297,462

(A)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31, 2003,
THESE SECURITIES AMOUNTED TO $1,576,509 OR 25.0% OF NET ASSETS.

(B)  SECURITY LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(C)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(D)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
CHANGES IN THE CONSUMER PRICE INDEX.

(E)  NOTIONAL FACE AMOUNT SHOWN.

(F)  UNITS REPRESENT A CONTRACT TO PURCHASE 1 SHARE OF SUN MICROSYSTEMS COMMON
STOCK PER EVERY ONE UNIT.

(G)  UNITS REPRESENT A CONTRACT TO PURCHASE SHARES OF COMMON STOCK FOR $50 ON
NOVEMBER 16, 2004 AND A SENIOR NOTE WITH A PRINCIPAL AMOUNT OF $50.

(H)  INVESTMENTS IN AFFILIATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 3(E).

(I)  PARTIALLY OR WHOLLY HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL
FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

October 31, 2003

                                                                  Market Value                                       Unrealized
                                                                    Covered by                                    (Depreciation)
                                                Contracts         Contracts ($)            Expiration          at 10/31/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

U.S. Treasury
     10 Year Notes                                     17            1,909,047          December 2003                    (7,911)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  6,615,738    6,683,925

Cash                                                                      5,475

Receivable for investment securities sold                               155,862

Dividends and interest receivable                                        93,674

Receivable for futures variation margin--Note 4                           3,022

Prepaid expenses                                                         38,469

Due from The Dreyfus Corporation and affiliates                          19,633

                                                                      7,000,060
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                             677,883

Accrued expenses                                                         24,715

                                                                        702,598
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        6,297,462
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       5,877,580

Accumulated undistributed investment income--net                          4,850

Accumulated net realized gain (loss) on investments                     354,756

Accumulated net unrealized appreciation (depreciation) on
  investments and foreign currency transactions [including
  ($7,911) net unrealized (depreciation) on financial futures]           60,276
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        6,297,462

NET ASSET VALUE PER SHARE

                                                       Class A                Class B                Class C                Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                       4,324,920                667,950                694,154                610,438

Shares Outstanding                                     319,395                 49,323                 51,253                 45,081
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                            13.54                  13.54                  13.54                  13.54

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               268,785

Dividends                                                               14,390

TOTAL INCOME                                                           283,175

EXPENSES:

Management fee--Note 3(a)                                               33,153

Registration fees                                                       52,650

Auditing fees                                                           25,425

Shareholder servicing costs--Note 3(c)                                  14,114

Legal fees                                                              13,422

Custodian fees--Note 3(c)                                               13,333

Distribution fees--Note 3(b)                                             7,056

Prospectus and shareholders' reports                                     4,583

Trustees' fees and expenses--Note 3(d)                                     962

Miscellaneous                                                            9,856

TOTAL EXPENSES                                                         174,554

Less--expense reimbursement from The Dreyfus
  Corporation due to undertaking--Note 3(a)                           (108,081)

NET EXPENSES                                                            66,473

INVESTMENT INCOME--NET                                                 216,702
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                           346,236

Net realized gain (loss) on financial futures                           21,977

Net realized gain (loss) on options transactions                        (1,813)

Net realized gain (loss) on forward currency exchange contracts         (3,584)

NET REALIZED GAIN (LOSS)                                               362,816

Net unrealized appreciation (depreciation) on investments and foreign currency transactions [including ($7,911)

  net unrealized (depreciation) on financial futures]                   60,276

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 423,092

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   639,794

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                                     Year Ended
                                                               October 31, 2003
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                  216,702

Net realized gain (loss) on investments                                 362,816

Net unrealized appreciation (depreciation) on investments                60,276

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM OPERATIONS                                  639,794
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                                         (156,952)

Class B shares                                                          (20,418)

Class C shares                                                          (18,425)

Class R shares                                                          (24,117)

TOTAL DIVIDENDS                                                        (219,912)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                                       3,881,156

Class B shares                                                         613,580

Class C shares                                                         866,180

Class R shares                                                         545,000

Dividends reinvested:

Class A shares                                                         156,227

Class B shares                                                          20,303

Class C shares                                                          18,128

Class R shares                                                          24,050

Cost of shares redeemed:

Class A shares                                                          (8,139)

Class B shares                                                          (7,819)

Class C shares                                                        (231,086)

INCREASE (DECREASE) IN NET ASSETS
  FROM BENEFICIAL INTEREST TRANSACTIONS                              5,877,580

TOTAL INCREASE (DECREASE) IN NET ASSETS                              6,297,462
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                        6,297,462

Undistributed investment income--net                                     4,850


                                                                     Year Ended

                                                               October 31, 2003
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                                            308,289

Shares issued for dividends reinvested                                  11,706

Shares redeemed                                                           (600)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                          319,395
--------------------------------------------------------------------------------

CLASS B

Shares sold                                                             48,380

Shares issued for dividends reinvested                                   1,521

Shares redeemed                                                           (578)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                           49,323
--------------------------------------------------------------------------------

CLASS C

Shares sold                                                             66,939

Shares issued for dividends reinvested                                   1,359

Shares redeemed                                                        (17,045)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                           51,253
--------------------------------------------------------------------------------

CLASS R

Shares sold                                                             43,279

Shares issued for dividends reinvested                                   1,802

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                           45,081

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the period from November 1, 2002 (commencement of operations) to October 31, 2003. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                            Class A        Class B         Class C         Class R
                                                                             Shares         Shares          Shares          Shares
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                          12.50          12.50           12.50           12.50

Investment Operations:

Investment income--net(a)                                                       .54            .47             .43             .57

Net realized and unrealized
   gain (loss) on investments                                                  1.05           1.05            1.06            1.05

Total from Investment Operations                                               1.59           1.52            1.49            1.62

Distributions:

Dividends from investment income--net                                          (.55)          (.48)           (.45)           (.58)

Net asset value, end of period                                                13.54          13.54           13.54           13.54
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                              12.84(b)       12.27(b)        12.08(b)        13.12
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                        1.10           1.60            1.85             .85

Ratio of net investment income

   to average net assets                                                       4.03           3.50            3.25            4.27

Decrease reflected in above
   expense ratios due to undertaking
    by The Dreyfus Corporation                                                 1.96           1.96            1.98            1.94

Portfolio Turnover Rate                                                      801.26         801.26          801.26          801.26
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                         4,325            668             694             610

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Corporate Bond Fund (the "fund") is a separate diversified series of Dreyfus Premier Fixed Income Funds (the "Company" ), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the fund, which commenced operations on November 1, 2002. The fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager" ) serves as the fund' s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned
subsidiary    of    Mellon    Financial    Corporation.

Dreyfus Service Corporation ("the Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of October 31, 2003, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held 291,670 Class A shares, 41,458 Class B shares, 41,356 Class C shares and 41,770 Class R shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, financial futures, options and forward currency exchange contracts) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at
the    forward    rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.


Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At October 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $347,150, undistributed capital gains
$5,202    and    unrealized    appreciation    $67,530.

The tax character of distributions paid to shareholders during the fiscal period ended October 31, 2003 was as follows: ordinary income $219,912.

During the period ended October 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $8,060 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a Management Agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken, from November 1, 2002 through October 31, 2004, that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, Rule 12b-1 distribution plan fees, interest expense, shareholder services plan fees and extraordinary expenses, exceed an annual rate of .85% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $108,081 during the period ended October 31, 2003.

During the period ended October 31, 2003, the Distributor retained $4 from commissions earned on sales of the fund's Class A shares and $302 and $4 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2003, Class B and Class C shares were charged $2,874 and $4,182, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2003, Class A, Class B and Class C shares were charged $9,590, $1,437 and $1,394, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2003, the fund was charged $114 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2003, the fund was charged $13,333 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(E) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds as shown in the fund's Statement of Investments. Management fees are not charged to these money market mutual funds. During the period ended October 31, 2003, the fund derived $2,149 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, options transactions and forward currency exchange contracts during the period ended October 31, 2003, amounted to $45,258,094 and $39,237,153, respectively.

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates. At October 31, 2003, there were no written call options outstanding.


As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates. At October 31, 2003, there were no written put options outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2003, are set forth in the Statement of Financial Futures.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At October 31, 2003, there were no forward currency exchange contracts outstanding.

At October 31, 2003, the cost of investments for federal income tax purposes was $6,616,395; accordingly, accumulated net unrealized appreciation on investments was $67,530, consisting of $165,577 gross unrealized appreciation and $98,047 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier Corporate Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Premier Corporate Bond Fund (one of the funds comprising Dreyfus Premier Fixed Income Funds) as of October 31, 2003, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Corporate Bond Fund at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                                        /s/ERNST & YOUNG LLP

New York, New York

December 15, 2003

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 1.70% of the ordinary dividends paid during the fiscal year ended October 31, 2003 as qualifying for the corporate dividends received deduction. The fund also designates 3.82% of the ordinary dividends paid in 2003 as qualifying dividends, subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Shareholders will receive notification in January 2004 of the percentage applicable to the preparation of their 2003 income tax returns.


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

David W. Burke (67)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

Diane Dunst (64)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, Huntting House Antiques

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 13

                              --------------

Rosalind Gersten Jacobs (78)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

                              --------------

Jay I. Meltzer (75)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician, Internist and Specialist in Clinical Hypertension

* Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons

* Adjunct Clinical Professor of Medicine at Cornell Medical College

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 13

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Daniel Rose (74)

Board Member (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Baltic-American Enterprise Fund, Vice Chairman and Director

* Harlem Educational Activities Fund, Inc., Chairman

* Housing Committee of the Real Estate Board of New York, Inc., Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

Warren B. Rudman (73)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel to (from January 1993 to December 31, 2002, Partner in) the law firm Paul, Weiss, Rifkind, Wharton & Garrison

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Collins & Aikman Corporation, Director

* Allied Waste Corporation, Director

* Chubb Corporation, Director

* Raytheon Company, Director

* Boston Scientific, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21

                              --------------

Sander Vanocur (75)

Board Member (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Old Owl Communications

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 37 investment companies (comprised of 46 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 76 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1992.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  AUGUST 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc


NOTES

                        For More Information

                        Dreyfus Premier Corporate Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

..

(c) 2003 Dreyfus Service Corporation                                  569AR1003



ITEM 2.  CODE OF ETHICS.

      The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

      The Registrant's Board has determined that JOSEPH S. DIMARTINO, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). JOSEPH S. DIMARTINO is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6.      [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER FIXED INCOME FUNDS

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      President

Date:  December 29, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  December 29, 2003

By:   /S/ JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  December 29, 2003


                                EXHIBIT INDEX

          (a)(1) Code of ethics referred to in Item 2.

          (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

          (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)